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Exhibit 99.1

Statement Under Oath of Principal Executive Officer and Principal Financial Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

        I, Robert J. Lawless, state and attest that:

        (1)  To the best of my knowledge, based upon a review of the covered reports of McCormick & Company, Incorporated, and, except as corrected or supplemented in a subsequent covered report:

    •
    no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

    •
    no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on form 8-K or definitive proxy materials, as of the date on which it was filed).

        (2)  I have reviewed the contents of this statement with the Company's audit committee.

        (3)  In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

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    Form 10-K of McCormick & Company, Incorporated filed with the Commission on February 19, 2002;

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    all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of McCormick & Company, Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

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    any amendments to any of the foregoing.

/s/ Robert J. Lawless Robert J. Lawless Chairman, President & Chief Executive Officer October 9, 2002

Subscribed and sworn to before me this 9th day of October 2002.

/s/ Becki Lee Crowther Notary Public, State of Maryland Qualified in Harford County Commission Expires: March 12, 2005

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Exhibit 99.1
Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings